Exhibit 10.35

Amendment 2020-1
to the
Devon Energy Corporation
Supplemental executive retirement Plan

The Devon Energy Corporation Supplemental Executive Retirement Plan (the "Plan") is amended, effective as of December 31, 2020, as follows:

1.Effective December 31, 2020, Article I of the Plan is amended to add the following as a new Section 1.4 to the end thereof:

"1.4Plan Frozen as of December 31, 2020.  Effective December 31, 2020 (the "Freeze Date"), and notwithstanding anything in the Plan to the contrary, the Plan shall be fully and completely frozen. Accordingly, no further Contributions or Contribution Amounts of any kind shall be made to the Plan on behalf of any Participant attributable to any period after the Freeze Date, and no employee of the Company shall become a Participant in the Plan after the Freeze Date."

2.Effective December 31, 2020, Section 2.1(e) of the Plan ("Bonus") is hereby amended to add the following as a new sentence to the end thereof:

"Notwithstanding the foregoing or any other provision in the Plan to the contrary, no Bonus will be taken into account under the Plan on behalf of any Participant attributable to any Plan Year beginning after the Freeze Date."

3.Effective December 31, 2020, Section 2.1(k) of the Plan ("Compensation") is hereby amended to add the following as a new sentence to the end thereof:

"Notwithstanding the foregoing or any other provision in the Plan to the contrary, no Compensation will be taken into account under the Plan on behalf of any Participant attributable to any Plan Year beginning after the Freeze Date."

4.Effective December 31, 2020, Section 2.1(l) of the Plan ("Contribution Amount" or "Contribution") is hereby amended to add the following as a new sentence to the end thereof:

"Notwithstanding the foregoing or any other provision in the Plan to the contrary, no further Contributions of any kind will be made to the Plan on behalf of any Participant attributable to any Plan Year beginning after the Freeze Date."

5.Effective December 31, 2020, Section 2.1(v) of the Plan ("Participant") is hereby amended to add the following as a new sentence to the end thereof:

"Notwithstanding the foregoing or any other provision in the Plan to the contrary, no employee of the Company shall become a Participant in the Plan after the Freeze Date."

6.Effective December 31, 2020, Section 3.1 of the Plan ("Eligibility") is amended to add the following new sentence to the end thereof:

"Notwithstanding the foregoing or any other provision in the Plan to the contrary, no employee of the Company shall become a Participant in the Plan after the Freeze Date."

7.Effective December 31, 2020, Section 4.2 of the Plan ("Change of Control Contribution Amount") is deleted in its entirety in its entirety.

8.Effective December 31, 2020, Article IV of the Plan ("Company Contributions") is amended to add the following new Section 4.3 to the end thereof:

"4.3Plan Frozen as of December 31, 2020.  Notwithstanding the foregoing or any other provision in the Plan to the contrary, no further Contributions or Contribution Amounts of any kind will be made to the Plan on behalf of any Participant attributable to any Plan Year after the Freeze Date."

9.Effective December 31, 2020, ARTICLE X of the Plan ("AMENDMENT AND TERMINATION") is amended to add the following new sentence at the end thereof:

"Notwithstanding any other provision of the Plan to the contrary, following the payment of all Accounts to Participants, the Plan shall terminate automatically without further action by the Committee or any other person."

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IN WITNESS WHEREOF, Devon Energy Corporation (acting through its authorized delegate) has caused this Amendment 2020-1 to the Plan to be executed this 23rd day of December, 2020.

DEVON ENERGY CORPORATION

By:	/s/Tana K. Cashion
Name:	Tana K. Cashion
Title:	Senior Vice President, Human Resources

By:	/s/David A. Hager
Name:	David A. Hager
Title:	Chief Executive Officer

[Signature Page to Amendment 2020-1 to the

Devon Energy Corporation Supplemental Executive Retirement Plan]